                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to (Section) 240.14a-12

                                SPDR SERIES TRUST
                             SPDR INDEX SHARES FUNDS
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     ___________________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

     ___________________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ___________________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:

     ___________________________________________________________________________

     5)   Total fee paid:

     ___________________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     ___________________________________________________________________________

     2)   Form, Schedule or Registration Statement No.:

     ___________________________________________________________________________

     3)   Filing Party:

     ___________________________________________________________________________

     4)   Date Filed:

     ___________________________________________________________________________

PROXY TABULATOR
P.O. BOX 9112                                                                TO VOTE BY MAIL
FARMINGDALE, NY 11735
                                                                             1) Read the Proxy Statement.
                                                                             2) Check the appropriate boxes on the proxy card below.
                                                                             3) Sign and date the proxy card.
                                                                             4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                             M19046-Z51729        KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY

                                                         FOR   WITHHOLD  FOR ALL    To withhold authority to vote for any individual
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE           ALL      ALL     EXCEPT    nominee(s), mark "For All Except" and write the
FOR THE FOLLOWING:                                                                  name(s) of the nominee(s) on the line below.
Proposal 1. To elect six (6) Trustees of the Fund:
      INDEPENDENT NOMINEES:
      01) Frank Nesvet                                   [ ]     [ ]       [ ]      ________________________________________________
      02) David M. Kelly
      03) Bonny Eugenia Boatman                                                                              FOR   AGAINST   ABSTAIN
      04) Dwight D. Churchill
      05) Carl G. Verboncoeur                                          4c. Making loans.                     [ ]     [ ]       [ ]
      INTERESTED NOMINEE:
      06) James E. Ross
                                            FOR   AGAINST   ABSTAIN    4d. Purchasing and selling            [ ]     [ ]       [ ]
                                                                           commodities.
THE BOARD OF TRUSTEES RECOMMENDS YOU VOTE
FOR THE FOLLOWING PROPOSALS:
Proposal 2. Approve an investment           [ ]     [ ]       [ ]      4e. Concentrating investments in a    [ ]     [ ]       [ ]
sub-advisory agreement between SSgA                                        particular industry or group of
Funds Management, Inc. ("SSgA FM" or the                                   industries.
"Adviser") and Nuveen Asset Management
("Nuveen" or "Sub-Adviser").                                           4f. Underwriting activities.          [ ]     [ ]       [ ]

Proposal 3. To approve a "manager of        [ ]     [ ]       [ ]      4g. Eliminating outdated              [ ]     [ ]       [ ]
managers" structure for all SPDR Funds.                                    fundamental investment
                                                                           policies not required by law.

Proposal 4. Update and standardize the                              Proposal 5. To transact such other
SPDR Funds fundamental policies                                     business as may properly come before
regarding:                                                          the Meeting or any adjournments
                                                                    thereof.

   4a. Purchasing and selling real          [ ]     [ ]       [ ]
       estate.

                                                                    Note: If you sign and date this proxy
                                                                    but provide no voting instructions,
                                                                    your shares will be voted "FOR"
   4b. Issuing senior securities and        [ ]     [ ]       [ ]   Proposal 1-5.
       Proposal borrowing money.


----------------------------------   --------                       -------------------------   ----------
Signature [PLEASE SIGN WITHIN BOX]   Date                            Signature (Joint Owners)   Date

                       IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING:
                                        The Proxy Statement is available atwww.proxyvote.com.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       M19047-Z51729

                                              SPDR SERIES TRUST SPDR INDEX SHARES FUNDS

                                              NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                    TO BE HELD ON MARCH 19, 2010

The undersigned holder of shares of beneficial interest of the referenced SPDR SERIES TRUST and SPDR INDEX SHARES FUNDS, each a
"TRUST" and together with their series are referred to herein as the "SPDR Funds", hereby appoints RYAN M. LOUVAR and MARK E. TUTTLE and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of
Shareholders of the SPDR Funds, unless as otherwise specified, to be held at the offices of SSgA Funds Management, Inc ("SSgA FM" or the "Adviser"), the investment adviser to the SPDR Funds, State Street Financial Center, One Lincoln Street, Boston, MA 02111 at
11:00 a.m. Eastern Time, on March 19, 2010, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the SPDR Funds which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PROXY TABULATOR
P.O. BOX 9112                                                                TO VOTE BY MAIL
FARMINGDALE, NY 11735
                                                                             1) Read the Proxy Statement.
                                                                             2) Check the appropriate boxes on the proxy card below.
                                                                             3) Sign and date the proxy card.
                                                                             4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                             M19048-Z51729        KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY

                                                         FOR   WITHHOLD  FOR ALL    To withhold authority to vote for any individual
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE           ALL      ALL     EXCEPT    nominee(s), mark "For All Except" and write the
FOR THE FOLLOWING:                                                                  name(s) of the nominee(s) on the line below.
Proposal 1. To elect six (6) Trustees of the Fund:
      INDEPENDENT NOMINEES:
      01) Frank Nesvet                                   [ ]     [ ]       [ ]      ________________________________________________
      02) David M. Kelly
      03) Bonny Eugenia Boatman                                                                              FOR   AGAINST   ABSTAIN
      04) Dwight D. Churchill
      05) Carl G. Verboncoeur                                          4c. Purchasing and selling            [ ]     [ ]       [ ]
      INTERESTED NOMINEE:                                                  commodities.
      06) James E. Ross

                                            FOR   AGAINST   ABSTAIN    4e. Concentrating investments in a    [ ]     [ ]       [ ]
                                                                           particular industry or group of
THE BOARD OF TRUSTEES RECOMMENDS YOU VOTE                                  industries.
FOR THE FOLLOWING PROPOSALS:
Proposal 3. To approve a "manager of        [ ]     [ ]       [ ]      4f. Underwriting activities.          [ ]     [ ]       [ ]
managers" structure for all SPDR Funds.

Proposal 4. Update and standardize the                                 4g. Eliminating outdated
SPDR Funds fundamental policies                                            fundamental investment policies   [ ]     [ ]       [ ]
regarding:                                                                 not required by law.

   4a. Purchasing and selling real           [ ]     [ ]      [ ]   Proposal 5. To transact such other
       estate.                                                      business as may properly come before
                                                                    the Meeting or any adjournments
                                                                    thereof.

   4b. Issuing senior securities and         [ ]     [ ]    [ ]
       borrowing money.
                                                                    Note: If you sign and date this proxy
                                                                    but provide no voting instructions,
                                                                    your shares will be voted "FOR"
   4c. Making loans.                         [ ]     [ ]    [ ]     Proposal 1-5.


-----------------------------------------                           --------------------------------------
Signature [PLEASE SIGN WITHIN BOX]  Date                            Signature (Joint Owners)      Date

                       IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING:
                                       The Proxy Statement is available at www.proxyvote.com.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       M19049-Z51729

                                              SPDR SERIES TRUST SPDR INDEX SHARES FUNDS

                                              NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                    TO BE HELD ON MARCH 19, 2010

The undersigned holder of shares of beneficial interest of the referenced SPDR SERIES TRUST and SPDR INDEX SHARES FUNDS, each a
"TRUST" and together with their series are referred to herein as the "SPDR Funds", hereby appoints RYAN M. LOUVAR and MARK E. TUTTLE and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of
Shareholders of the SPDR Funds, unless as otherwise specified, to be held at the offices of SSgA Funds Management, Inc ("SSgA FM" or the "Adviser"), the investment adviser to the SPDR Funds, State Street Financial Center, One Lincoln Street, Boston, MA 02111 at
11:00 a.m. Eastern Time, on March 19, 2010, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the SPDR Funds which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

                                IMPORTANT NOTICE

                           YOUR PROXY VOTE IS CRITICAL

                                IMPORTANT NOTICE

                           YOUR PROXY VOTE IS CRITICAL

WE ARE SENDING YOU THIS POSTCARD TO ALERT YOU ABOUT A VERY IMPORTANT PROXY PACKAGE THAT YOU WILL BE RECEIVING IN THE MAIL REGARDING AN UPCOMING SPDR(R) SERIES TRUST AND SPDR INDEX SHARES FUNDS SHAREHOLDER MEETING.

Included in the package will be details about proposals that affect the fund(s) that you own. These proposals require a shareholder vote. Also included will be several voting options that will enable you to vote your proxy.

Please vote your proxy as soon after receipt of the proxy mailing as possible. By promptly voting your shares, you will help make it possible for the shareholder meeting to be held on time and eliminate additional solicitation costs that may result if the necessary votes are not received promptly.

THANK YOU IN ADVANCE FOR YOUR ATTENTION TO THIS VERY IMPORTANT MATTER!

IF YOU HAVE ANY QUESTIONS ABOUT THE INFORMATION YOU ARE RECEIVING, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR THE SPDR FUNDS' REPRESENTATIVES AT 866-787-2257.

PRECISE IN A WORLD THAT ISN'T(TM)                           (SPDR(R) LOGO)
                                                    STATE STREET GLOBAL ADVISORS

From: SPECIMEN [id@ProxyVote.com]
Sent: [DATE] [TIME]
To: [SHAREHOLDER]
Subject: SPDR Funds - Notification Regarding Upcoming Shareholder Meeting Follow Up Flag: Follow up
Flag Status: Flagged

You elected to receive shareholder communications electronically via the Internet.

This is a NOTIFICATION that:

SPDR Series Trust and SPDR Index Shares Funds has released important information to its shareholders.

To view the documents below, you will need the ADOBE ACROBAT Reader. To download the Adobe Reader, click the URL address below http://www.adobe.com/products/acrobat/readstep2.html

You can view this information at the following Internet website:

https://materials.proxyvote.com/Approved/MC0256/20100106/OTHER_50974.PDF

Note: If your e-mail software supports it, you can simply click on the above link.

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is: M012345678901

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.

This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.

Important Notice Regarding Change in Investment Policies; and Voting Instruction Form

From: SPECIMEN [id@ProxyVote.com]
Sent: [DATE] [TIME]
To: [SHAREHOLDER]
Subject: Important Notice Regarding Change in Investment Policies; and Voting Instruction Form %S54764_0_012345678901_0000001%

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding(s) in the security identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

2010 SPDR Series Trust and SPDR Index Shares Funds Special meeting of Stockholders.

MEETING DATE: March 19, 2010
RECORD DATE: January 6, 2010
CUSIP NUMBER: 78464A102

ACCOUNT NUMBER: 3456789012345678901

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.
http://www.proxyvote.com/0012345678901

Note: If your e-mail software supports it, you can simply click on the above link.

Internet voting is accepted up to 11:59 p.m. (ET) the day before the meeting/cut off date. Please refer to the proxy materials, available via the link(s) below, to confirm if a cut off date applies to this solicitation. In the event of a discrepancy between information contained in this e-mail and the proxy material, the proxy material will prevail.

To view the documents below, you may need the Adobe Acrobat Reader. To download the Adobe Reader, click the url address below:
http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

Proxy Statement
https://materials.proxyvote.com/Approved/MC0256/20100106/NPS_50999.pdf

Following is not related to the proxy, supplement is related to changes in investment policies for certain SPDR Funds.

Supplement
https://materials.proxyvote.com/Approved/MC0256/20100106/SUP_51001.pdf

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is: M012345678901
ENROLLMENT NUMBER: M012345678901

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about proxyvote.com.

(Include the original text and Subject line of this message for identification purposes.)

AOL Users, please highlight the entire message before clicking reply.

This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.